Dear Shareholder:

We are pleased to present the semi-annual report for Capstone Employee Stock Ownership Fund for the period ended April 30, 2002. From the inception of the Fund (1/28/02) to the end of May 2002 the Fund was ahead of the S&P 500 by 372 basis points with a return of -1.60% verses the S&P 500 -5.32%.

After a disappointing January and February, the month of March managed to provide positive returns which were sufficient enough to provide investors with a modestly positive return for the quarter. This was the first time since March of 2000 that the S&P 500 Index produced two successive quarters of positive returns. While some of the return for this period can be attributed to a rebound from 9/11, there is also a fundamental business component that should be of interest to investors. It appears that business conditions may be improving or at least have stopped getting worse. During the quarter, almost all of the business indicators came in ahead of expectations, and while at times ambiguous, generally presented a picture of an improving economy. The Federal Reserve's decision at its most recent meeting to leave rates unchanged is reflective of a view that conditions are improving but not so quickly that a rate increase is called for now. Increased federal government spending, which we mentioned in our last letter, continues to come into play as a source of stimulus to economic activity.

There are two perceived difficulties facing the equity market now. The first is the events in the Middle East along with higher oil prices. While political events in that region might have seemed remote in the past, in the light of 9/11, the long standing angers of the region now seem much more proximate. With respect to oil, there has been talk of another Arab oil embargo such as that in the early 1970's. While the psychological impact of continued upheaval cannot be mitigated, the impact of higher oil prices and the probability of another embargo should be kept in perspective. As this is written, oil prices are in the $25.00-$26.00 per barrel range. Gasoline prices, so recently near the $1 per gallon level are once again into the $1.30-$1.50 range. The effect of this price increase is to act as a tax as consumers spend more on petroleum products and less on others. Unlike the 1970's, however, the U.S. and world economy is much less dependent on oil, so price spikes have less of an impact. Moreover, the experience of the last 30 years has taught investors (and oil suppliers) that the supply of oil can be quite elastic as prices rise. As for an embargo, participants would find themselves losing market share to other producers at a time when their oil dependant economies are on difficult footing anyway. Over the short-term, higher oil prices will keep economic growth slower than what might have been the case. Longer-term, we have seen the world economy adjust to and expect changes of this nature and move on.

The second concern facing the equity market is earnings growth. Our expectation is that we will begin to see positive year-over-year comparisons on a consistent basis as we move past the second quarter of this year. This belief arises from our expectation of a growing economy along with our belief that earnings troughed in the summer and fall of last year. As this shift to the positive becomes more pronounced, we would expect a continuation of the current trend toward fewer negative earnings pre-announcements and more neutral or positive pre-announcements. This would be bullish.

A reason for optimism is shown on the chart included. It shows the 40-quarter (10 year) annualized rolling return for the S&P 500 Index. As shown on the chart, there has been wide variation in this measure, but it has averaged 12.50% over the past 50 years. The low was reached in September of 1974 as the S&P 500's 10-year annualized return fell to .5%. The high was reached in September of 2000 when the 10-year annualized return was just shy of 20%. Since this peak, the rolling return has declined toward its historical average, standing at the end of March at 13.25%. This downward adjustment, together with an attendant drop in interest rates has served to improve equity valuations and provide new investment opportunities.

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                        10 YEAR ROLLING RETURNS S&P 500

The first quarter of 2002 was a trying quarter for fixed income investors. The Lehman Aggregate Index (the broadest measure of the domestic investment-grade market) rose just 0.09% for the quarter. Many indices posted negative total returns over the same period as the Lehman Government/Credit Index declined -0.47% while the Intermediate Government/Credit was off -0.22%. Mortgage-backed securities explain much of the difference between these index returns. Mortgage-backed securities (which comprise 36% of the Aggregate index) returned +0.99% for the first quarter. There are no mortgage-backed issues within the Government/Credit or the Intermediate Government/Credit indices. Mortgages were the beneficiaries of the rise in interest rates as the slowdown in refinancings help to reduce the prepayment risk of mortgages.

Interest rates moved higher during the first quarter in response to continued progress in the war in Afghanistan and to signs that the economy was recovering faster than many analysts had expected. We have included a table that highlights the dramatic movement in U.S. Treasury yields that we have witnessed since year-end and since September 11th. November 7th marks the "bottom" of U.S. Treasury yields as all the events from last Fall culminated to push interest rates to historic lows. The table shows that by the end of the first quarter of 2002, interest rates were more than 100 basis points higher than the lows of November 7th. The most surprising item in the table is that interest rates are now actually higher than the closing levels from September 10th.

U.S. Treasury Yields at Key Dates since September 10th 2001
                                                                11/7
Maturity     9/10/01     11/7/01     12/31/01     3/31/02      -3/31        YTD
--------     -------     -------     --------     -------      -----        ---
3 month        3.26        1.78        1.72         1.78        0.00       +0.06
2 year         3.50        2.30        3.02         3.72       +1.42       +0.70
5 year         4.32        3.46        4.30         4.84       +1.38       +0.54
10 year        4.83        4.18        5.05         5.40       +1.22       +0.35
30 year        5.44        4.79        5.46         5.80       +1.01       +0.34

Our outlook for the fixed income markets remains primarily the same as it was at the end of 2001. The "bottom" in interest rates is behind us. At the March FOMC meeting the Fed switched over to a "neutral" bias indicating that the risks between higher inflation and weak economic growth are now more balanced. The switch to a neutral bias reversed the bias towards economic weakness that had been in place since December 2000. While we expect the economy to improve in 2002, we do not anticipate a robust recovery. A modest recovery should limit the rise in the

Fed Funds rate to a more gradual pace than past recoveries. We do not anticipate the aggressive and dramatic rise in Fed Funds that we witnessed in 1994. Fed Chairman Greenspan warned that he will be watching for a "sustained pickup in demand" once the current cycle of inventory rebuilding is complete. If this demand fails to materialize then it may be some time before the Fed takes action to raise the Fed Funds rate.

With a modest recovery, corporations should be able to repair some of the balance sheet damage that has occurred in recent quarters. This should help corporate yield spreads to tighten and provide positive relative performance (versus U.S. Treasuries) for corporate bonds. However, the modest recovery will make it difficult for corporations to garner higher prices for their products. While this lack of pricing power will limit the growth in corporate profits, it is a positive for the overall inflation outlook for the economy and for fixed income securities.

With the "bottom" in interest rates behind us and with the likelihood that the economy will stage at least a modest recovery in 2002, we will maintain a more defensive posture within our fixed income portfolios. At the same time, we will seek opportunities to profit from some of the market volatility that will likely be created within the fixed income market as interest rates react to the ever-changing consensus on the outlook for the U.S. economy.

We welcome your comments or your questions about this report or any of the services that we provide. We sincerely appreciate your trust and confidence in us and look forward to continuing our relationship with you for many years to come.

Sincerely,

                                                       /s/ Dan E. Watson

Edward L. Jaroski                                      Dan E. Watson
President and Chairman of the Board                    Executive Vice President

CAPSTONE SERIES FUND, INC.
SCHEDULE OF INVESTMENTS - APRIL 30, 2002 (UNAUDITED)

                                                   EMPLOYEE STOCK OWNERSHIP FUND
--------------------------------------------------------------------------------

                                                           SHARES        VALUE
                                                           ------     ----------
COMMON STOCK (97.57%)
AEROSPACE & DEFENSE (3.64%)
Boeing Co.                                                    140          6,244
Goodrich Corp.                                                120          3,830
United Technologies Corp.                                     130          9,122
                                                                      ----------
                                                                          19,196
                                                                      ----------

AIRLINES (0.52%)
Southwest Airlines Co.                                        150          2,732
                                                                      ----------

APPLIANCES (0.96%)
Maytag Corp.                                                  110          5,077
                                                                      ----------

AUTOMOBILE MANUFACTURERS (2.19%)
General Motors Corp.                                          180         11,547
                                                                      ----------

BANKS (12.79%)
Bank of America Corp.                                         250         18,120
Fifth Third Bancorp                                           190         13,032
National City Corp.                                           110          3,432
Synovus Financial Corp.                                       200         13,596
SunTrust Banks, Inc.                                           90          2,434
US Bancorp                                                    200          4,740
Washington Mutual, Inc.                                       150          5,659
Zions Bancorp                                                 120          6,490
                                                                      ----------
                                                                          67,503
                                                                      ----------

CHEMICALS (2.29%)
Air Products & Chemicals, Inc.                                110          5,286
PPG Industries, Inc.                                          130          6,800
                                                                      ----------
                                                                          12,086
                                                                      ----------

COMPUTER HARDWARE (5.26%)
Apple Computer, Inc.*                                         190          4,611
Electronic Data Systems Corp.                                 120          6,511
Electronics for Imaging*                                      110          1,970
International Business Machines Corp.                         110          9,214
NCR Corp.*                                                    140          5,440
                                                                      ----------
                                                                          27,746
                                                                      ----------

CAPSTONE SERIES FUND, INC.
SCHEDULE OF INVESTMENTS - APRIL 30, 2002 (UNAUDITED)

                                                   EMPLOYEE STOCK OWNERSHIP FUND
--------------------------------------------------------------------------------

                                                           SHARES        VALUE
                                                           ------     ----------
COMPUTER SERVICES & SOFTWARE (6.90%)
Computer Associates International, Inc.                       160          2,976
First Data Corp.                                               90          7,154
Microsoft Corp.*                                              400         20,904
Synopsys, Inc.*                                               120          5,413
                                                                      ----------
                                                                          36,447
                                                                      ----------

COSMETICS & TOILETRIES (2.80%)
Avon Products, Inc.                                            90          5,026
Kimberly-Clark Corp.                                          150          9,768
                                                                      ----------
                                                                          14,794
                                                                      ----------

DIVERSIFIED MACHINERY (1.36%)
Cummins, Inc.                                                 110          4,681
Nordson Corp.                                                  80          2,478
                                                                      ----------
                                                                           7,159
                                                                      ----------

FINANCIAL SERVICES (1.62%)
Legg Mason, Inc.                                              170          8,541
                                                                      ----------

FOOD & BEVERAGES (0.52%)
Kroger Co.*                                                   120          2,732
                                                                      ----------

INSTRUMENTS (0.36%)
Thermo Electron Corp.*                                        100          1,890
                                                                      ----------

INSURANCE (5.07%)
Cigna Corp.                                                   120         13,080
Marsh & McLennan Cos., Inc.                                   110         11,119
Protective Life Corp.                                          80          2,549
                                                                      ----------
                                                                          26,748
                                                                      ----------

MEDIA (4.33%)
Gannett Co., Inc.                                             120          8,796
McGraw-Hill Companies, Inc.                                   130          8,319
Tribune Co.                                                   130          5,742
                                                                      ----------
                                                                          22,857
                                                                      ----------

CAPSTONE SERIES FUND, INC.
SCHEDULE OF INVESTMENTS - APRIL 30, 2002 (UNAUDITED)

                                                   EMPLOYEE STOCK OWNERSHIP FUND
--------------------------------------------------------------------------------

                                                           SHARES        VALUE
                                                           ------     ----------
MEDICAL PRODUCTS (1.40%)
Baxter International, Inc.                                    130          7,397
                                                                      ----------

MISCELLANEOUS MANUFACTURING (7.51%)
3M Co.                                                        100         12,580
Eaton Corp.                                                   100          8,461
General Electric Co.                                          590         18,614
                                                                      ----------
                                                                          39,655
                                                                      ----------

MOTORCYCLES (1.20%)
Harley-Davidson, Inc.                                         120          6,359
                                                                      ----------

OIL & GAS (7.72%)
Baker Hughes, Inc.                                            290         10,927
Exxon Mobil Corp.                                             480         19,282
Unocal Corp.                                                  110          4,091
Valero Energy Corp.                                           150          6,474
                                                                      ----------
                                                                          40,774
                                                                      ----------

PAPER & RELATED PRODUCTS (1.10%)
International Paper Co.                                       140          5,800
                                                                      ----------

PHARMACEUTICALS (10.04%)
Abbott Laboratories                                           190         10,250
Allergan, Inc.                                                120          7,909
Amgen, Inc.*                                                  130          6,874
Merck & Co., Inc.                                             240         13,042
Pfizer, Inc.                                                  410         14,904
                                                                      ----------
                                                                          52,979
                                                                      ----------

PIPELINES (0.48%)
Questar Corp.                                                  90          2,511
                                                                      ----------

RETAIL (6.69%)
Home Depot, Inc.                                              210          9,738
Kohls Corp.*                                                  130          9,581
Lowe's Cos., Inc.                                             120          5,075
Sears Roebuck and Co.                                         150          7,912
Walgreen Co.                                                   80          3,022
                                                                      ----------
                                                                          35,328
                                                                      ----------

CAPSTONE SERIES FUND, INC.
SCHEDULE OF INVESTMENTS - APRIL 30, 2002 (UNAUDITED)

                                                   EMPLOYEE STOCK OWNERSHIP FUND
--------------------------------------------------------------------------------

                                                           SHARES        VALUE
                                                           ------     ----------
SEMICONDUCTOR EQUIPMENT (4.38%)
Intel Corp.                                                   540         15,449
Kla-Tencor Corp.*                                             130          7,666
                                                                      ----------
                                                                          23,115
                                                                      ----------

TELECOMMUNICATIONS (3.89%)
Alltel Corp.                                                  160          7,920
BellSouth Corp.                                               130          3,945
SBC Communications, Inc.                                      280          8,697
                                                                      ----------
                                                                          20,562
                                                                      ----------

TEXTILES (0.98%)
Cintas Corp.                                                  100          5,177
                                                                      ----------

TRANSPORTATION (0.98%)
FedEx Corp.                                                   100          5,167
                                                                      ----------

UTILITIES (0.59%)
Southern Co.                                                  110          3,119
                                                                      ----------

   TOTAL COMMON STOCK (COST $525,220)                                    514,998
                                                                      ----------

REPURCHASE AGREEMENT (1.99%)                             PRINCIPAL
Fifth Third Bank, 1.29%, dated 04/30/02,                 ---------
due  05/01/02, repurchase price $10,491
(collateralized by FHARM Pool #755250,
4.649%, due 06/01/18, market value
$10,806) (Cost $10,491)                                    10,491         10,491
                                                                      ----------

   TOTAL INVESTMENTS (COST $535,711) (99.56%)                            525,489
   OTHER ASSETS AND LIABILITIES, NET (0.44%)                               2,301
                                                                      ----------
   TOTAL NET ASSETS (100%)                                            $  527,790
                                                                      ==========

*    Non-income producing investment.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

CAPSTONE SERIES FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES - APRIL 30, 2002 (UNAUDITED)

                                                   EMPLOYEE STOCK OWNERSHIP FUND
--------------------------------------------------------------------------------

ASSETS:
   Investments, at market (identified cost $535,711)                  $ 525,489
   Receivables:
      Dividends and interest                                                262
      Fund shares sold                                                       --
   Prepaid expenses                                                       3,800
                                                                      ---------
         Total assets                                                   529,551
                                                                      ---------

LIABILITIES:
   Payables:
      Accrued distribution fees                                             104
      Accrued expenses                                                    1,657
                                                                      ---------
         Total liabilities                                                1,761
                                                                      ---------

NET ASSETS                                                            $ 527,790
                                                                      =========

NET ASSETS CONSIST OF:
      Paid-in capital                                                 $ 538,090
      Accumulated realized gain (loss) on investments                       637
      Undistributed net investment loss                                    (715)
      Net unrealized gain (loss) on investments                         (10,222)
                                                                      ---------

Net Assets (200,000,000 of $.001 par value shares authorized,
   21,239 shares outstanding)                                         $ 527,790
                                                                      =========

Net Asset Value, offering and redemption price per share              $   24.85
                                                                      =========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

CAPSTONE SERIES FUND, INC.
STATEMENT OF OPERATIONS FOR THE PERIOD ENDED APRIL 30, 2002 (UNAUDITED)

                                                 EMPLOYEE STOCK OWNERSHIP FUND *
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                           $      86
   Dividends                                                              1,105
                                                                      ---------
      Total investment income                                             1,191
                                                                      ---------

EXPENSES:
   Investment advisory fees (Note 2)                                        642
   Accounting fee (Note 2)                                                4,342
   Administration fees                                                       72
   Custodian fees                                                         1,573
   Transfer agency fees                                                   1,915
   Distribution fees (Note 2)                                               241
   Miscellaneous expense                                                     20
                                                                      ---------
      Total expenses before waivers and reimbursements                    8,805
   Expenses Waived                                                       (6,899)
                                                                      ---------
      Total Expenses, net                                                 1,906
                                                                      ---------

   Net investment loss                                                     (715)
                                                                      ---------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments                                         637
   Net change in unrealized depreciation on investments                 (10,222)
                                                                      ---------
                                                                         (9,585)
                                                                      ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $ (10,300)
                                                                      =========

*    The Employee Stock Ownership Fund commenced operations on January 28, 2002

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

CAPSTONE SERIES FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                   EMPLOYEE STOCK OWNERSHIP FUND
--------------------------------------------------------------------------------

                                                                    COMMENCEMENT
                                                                         OF
                                                                     OPERATIONS
                                                                       THROUGH
                                                                      APRIL 30,
                                                                        2002*
                                                                      ---------
                                                                     (UNAUDITED)
OPERATIONS:
   Net investment loss                                                $    (715)
   Net realized gain on investments                                         637
   Net change in unrealized depreciation on investments                 (10,222)
                                                                      ---------
Net decrease in net assets resulting from operations                    (10,300)
                                                                      ---------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                     --
   Net realized gain on investments                                          --
                                                                      ---------
Net decrease in net assets resulting from distributions                      --
                                                                      ---------

CAPITAL SHARE TRANSACTIONS:
Increase in net assets from Fund share transactions                     538,090
                                                                      ---------
Increase in net assets                                                  527,790

NET ASSETS:
   Beginning of period                                                       --
                                                                      ---------
   End of period (including undistributed net investment
      income of $0)                                                   $ 527,790
                                                                      =========

*    The Employee Stock Ownership Fund commenced operations on January 28, 2002

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

CAPSTONE SERIES FUND, INC.
FINANCIAL HIGHLIGHTS

                                                   EMPLOYEE STOCK OWNERSHIP FUND
--------------------------------------------------------------------------------

The following table set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for the period indicated.

                                                                    COMMENCEMENT
                                                                         OF
                                                                     OPERATIONS
                                                                       THROUGH
                                                                      APRIL 30,
                                                                        2002*
                                                                     (UNAUDITED)
                                                                      ---------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $   25.00
                                                                      ---------

INVESTMENT OPERATIONS:
   Net investment loss                                                    (0.03)
   Net realized and unrealized loss
      on investments                                                      (0.12)
                                                                      ---------
         Total from investment operations                                 (0.15)
                                                                      ---------

DISTRIBUTIONS FROM:
   Net investment income                                                     --
   Net realized gains                                                        --
                                                                      ---------
         Total distributions                                                 --
                                                                      ---------

NET ASSET VALUE, END OF PERIOD                                        $   24.85
                                                                      =========

TOTAL RETURN                                                            (0.60)%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)                               $     528
   Ratio of expenses to average net assets                                1.50%
   Ratio of net investment loss
      to average net assets                                             (0.56)%
   Portfolio turnover rate                                                   2%

1    Annualized
*    The Employee Stock Ownership Fund commenced operations on January 28, 2002

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

================================================================================
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     Capstone Series Fund, Inc. (the "Company") was organized as a Maryland corporation and is registered under the Investment Company Act of 1940 (the "Act") as a diversified open-end management investment company. On January 22, 2002 the Company name was changed to Capstone Series Fund, Inc. from Capstone Growth Fund, Inc. and the Fund was redesignated Capstone Growth Fund. The Company currently consists of two diversified series: the Growth Fund and the Employee Stock Ownership Fund ("ESOF") (each a "FUND" and collectively the "FUNDS"). The ESOF Fund commenced operations on January 28, 2002. The ESOF Fund's investment objective is to seek long-term capital appreciation by primarily investing in companies that utilize employee stock ownership plans that are available to 50% or more of corporate employees. The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements.

A) VALUATION OF SECURITIES - The Funds' investments in securities are carried at market value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price. Other securities are quoted at the mean between the most recent bid and asked prices. Short-term obligations are valued at amortized cost.

B) FEDERAL INCOME TAXES - No provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Funds to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve them from all, or substantially all, such taxes.

     Income and capital gains of the Funds are determined in accordance with both tax regulations and accounting principles generally accepted in the United States of America. Such may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. Temporary differences that result in over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences in the recognition of earnings are reclassified to additional paid-in capital. Distributions in excess of tax-basis earnings are recorded as return of capital.

C) USE OF ESTIMATES - The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

D) REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, it is the Funds' policy that their custodian bank take possession of the underlying collateral securities, the fair value of which must be equal to the principal amount of the repurchase agreement including accrued interest throughout the term of the repurchase agreement. If the seller defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

E) OTHER - The Funds distribute its net investment income and net realized gains annually. Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on bonds purchased are amortized over the life of the bonds. Interest income and estimated expenses are accrued daily.

NOTE 2 - INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund has retained Capstone Asset Management Company ("CAMCO") as their Investment Adviser. Under the Investment Advisory Agreement (the "Agreement"), the Adviser is paid a monthly fee based on the average net assets at the annual rate of .675% on the first $250 million and .60% on assets over $250 million for the ESOF Fund.

     Capstone Asset Planning Company ("CAPCO") serves as Distributor of the Fund's shares. CAPCO is an affiliate of the Adviser, and both are wholly-owned subsidiaries of Capstone Financial Services, Inc. ("CFS").

     The Funds have adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act whereby the Funds' assets are used to reimburse CAPCO for costs and expenses incurred with the distribution and marketing of shares of the Funds and servicing of the Funds' shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses, advertising literature, and costs of personnel involved with the promotion and distribution of the Funds' shares. Under the Plan, the Funds pay CAPCO an amount computed at an annual rate of up to 0.25% of the Funds' average net assets (including reinvested dividends paid with respect to those assets). Of this amount, CAPCO may reallocate to securities dealers (which may

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NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2002 (UNAUDITED)
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NOTE 2 - INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS
         WITH AFFILIATES (CONTINUED)

include CAPCO itself) and other financial institutions and organizations (collectively, "Service Organizations") amounts based on the Funds' average net assets owned by stockholders for whom the Service Organizations have a servicing relationship. The Plan permits CAPCO to carry forward for a maximum of twelve months distribution expenses covered by the Plan for which CAPCO has not yet received reimbursement. From commencement of operations through April 30, 2002, the ESOF Fund incurred $241 in 12b-1 fees.

The Adviser has agreed to voluntarily waive their fees and cap the Fund's expenses at 2.00% of the average daily net assets.

     Certain officers and directors of the Funds who are also officers and directors of the Adviser, the Distributor or CFS, received no compensation from the Funds.

NOTE 3 - CAPITAL STOCK

At April 30, 2002 there were 21,239 shares outstanding in the ESOF Fund. Transactions in capital stock were as follows:

                                                           JANUARY 28, 2002
                                                                THROUGH
                                                            APRIL 30, 2002
                                                            --------------
                                                         SHARES         AMOUNT
                                                         ------         ------
ESOF FUND

Shares sold ......................................        21,241      $ 538,138
Shares issued to shareholders in reinvestment
   of distributions ..............................             0              0
                                                       ---------      ---------

Shares redeemed ..................................            (2)           (48)
                                                       ---------      ---------
Net increase (decrease) ..........................        21,239      $ 538,090
                                                       =========      =========

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     Purchases  and  sales  of  investment   securities   (excluding  short-term
securities) by the Fund for the period ended April 30, 2002 were as follows:

                                                  PURCHASES               SALES
                                                  ---------               -----

ESOF FUND ............................             $529,851             $  5,268

     For Federal income tax purposes, the tax cost basis of investment securities owned, the aggregate gross unrealized appreciation, the aggregate gross unrealized depreciation and net unrealized appreciation (depreciation) as of April 30, 2002 were as follows:

                                       GROSS          GROSS       NET UNREALIZED
                                     UNREALIZED     UNREALIZED     APPRECIATION
                       TAX COST     APPRECIATION   DEPRECIATION   (DEPRECIATION)
                       --------     ------------   ------------   -------------

ESOF FUND              $535,711       $ 15,139       $(25,361)       $(10,222)